UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2019
AMN HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-16753 (Commission File Number)	06-1500476 (I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100 San Diego, California 92130 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (866) 871-8519
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of AMN Healthcare Services, Inc. (the “Company”) held on April 17, 2019 (the "Annual Meeting"), the Company's shareholders voted on four proposals as set forth below, each of which is described in detail in the Company’s 2019 Proxy Statement.
The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.
The individuals listed below were elected at the Annual Meeting by the vote set forth in the table immediately below to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors have been duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
Mark G. Foletta	40,666,889	55,646	11,105	3,064,282
R. Jeffrey Harris	40,180,160	542,378	11,102	3,064,282
Michael M.E. Johns, M.D.	40,357,860	364,640	11,140	3,064,282
Daphne E. Jones	40,709,089	14,048	10,503	3,064,282
Martha H. Marsh	40,621,436	102,082	10,122	3,064,282
Susan R. Salka	40,517,766	205,236	10,638	3,064,282
Andrew M. Stern	39,898,545	824,329	10,856	3,064,282
Douglas D. Wheat	39,326,362	1,361,512	45,766	3,064,282

2.
The approval, on an advisory basis, of the compensation awarded to the Company's named executive officers, as described in the Company’s 2019 Proxy Statement. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
39,852,001	516,424	365,215	3,064,282

3.
The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
43,109,966	662,476	25,480	0

4.	The shareholder proposal entitled “Enhance Shareholder Proxy Access” was not approved in accordance with the vote set forth immediately below:

For	Against	Abstain	Broker Non-Votes
12,218,217	28,480,449	34,974	3,064,282

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: April 23, 2019	By:	/s/ Susan R. Salka
Susan R. Salka
President & Chief Executive Officer